UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2021

SUSTAINABLE OPPORTUNITIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39281	98-1523768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Bryan Street, Suite 4141 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(952) 456-5304

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SOAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	SOAC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SOAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on March 4, 2021, Sustainable Opportunities Acquisition Corp., a Cayman Islands exempted company, (the “Company” or “SOAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among SOAC, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada (“NewCo Sub”), and DeepGreen Metals Inc., a company existing under the laws of British Columbia, Canada (“DeepGreen”), pursuant to which, subject to the terms and conditions of the Business Combination Agreement, SOAC will consummate its initial business combination with DeepGreen (the “Business Combination”). On April 8, 2021, SOAC filed a registration statement on Form S-4 (No. 333-255118) containing a proxy statement/prospectus of SOAC in connection with the Business Combination (such proxy statement/prospectus in definitive form, the “Proxy Statement/Prospectus”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 12, 2021, and SOAC commenced mailing the Proxy Statement/Prospectus on August 13, 2021.

On April 12, 2021, April 29, 2021, June 2, 2021, July 13, 2021, August 6, 2021 and August 10, 2021, SOAC received a total of six demand letters from purported shareholders of SOAC (the “Demand Letters”) alleging that the Proxy Statement/Prospectus contained disclosure deficiencies and/or incomplete information regarding the Business Combination.

SOAC believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable law and that the allegations contained in the Demand Letters are entirely without merit. However, in order to moot the purported SOAC shareholders’ unmeritorious disclosure claims, preclude any efforts to delay the closing of the Business Combination, avoid nuisance and alleviate the costs, distractions, risks and uncertainties inherent in litigation, SOAC has determined to voluntarily supplement the Proxy Statement/Prospectus with certain supplemental disclosures (the “Supplemental Disclosures”) as described in the following section entitled “Supplemental Disclosures to Proxy Statement Prospectus” in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, SOAC specifically denies all allegations by the purported SOAC shareholders in the Demand Letters that any additional disclosure was or is required.

The Supplemental Disclosures contained herein will not affect the timing of SOAC’s extraordinary general meeting of its shareholders, which is scheduled to be held in both physical format and virtually on September 3, 2021 at 10:30 AM Central Time. You will be able to virtually attend, vote your shares and submit questions during the extraordinary general meeting via a live audio webcast by pre-registering at https://www.cstproxy.com/soac/sm2021.

SOAC’s board of directors continues to recommend that SOAC shareholders vote “FOR” each proposal being submitted to a vote of the SOAC shareholders at the extraordinary general meeting.

Supplemental Disclosures to Proxy Statement/Prospectus

The following information should be read in conjunction with the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined herein.

The Proxy Statement/Prospectus is hereby amended as follows:

Amending the fifth sentence of the fourth paragraph on page 220:

SOAC entered into non-disclosure agreements with over 90 of these potential business combination targets, each of which SOAC believes contained customary confidentiality terms, including DeepGreen, for purposes of performing due diligence and further evaluating and analyzing these companies as potential business combination targets.

Adding the following paragraph immediately after the last full paragraph on page 225:

In connection with the consummation of the Business Combination, Citi assisted the management of SOAC with certain of its analysis for the investor presentations given to the prospective investors of the PIPE Financing. This financial analysis was limited to the trading range of publicly traded companies comparable to DeepGreen. Additionally, in connection with acting as financial advisor to SOAC in connection with the Business Combination, Citi will receive a single, one-time payment of $7,500,000 for the advisory services it provided to SOAC in connection with the Business Combination. This one-time fee will be paid at the closing of the Business Combination, and is conditioned upon the successful completion of the Business Combination; if the Business Combination does not close, Citi will not be entitled to such one-time fee.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination transaction contemplated by the business combination agreement (the “Business Combination Agreement”), dated as of March 4, 2021, by and among SOAC, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada, and DeepGreen and other concurrent agreements related thereto (together, the “Business Combination”). In connection with the proposed Business Combination, SOAC has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 and a definitive proxy statement/prospectus. SOAC’s shareholders and other interested persons are advised to read the Proxy Statement/Prospectus as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about DeepGreen, SOAC, and the proposed Business Combination. SOAC has mailed the Proxy Statement/Prospectus to its shareholders on or about August 13, 2021 to shareholders of SOAC as of June 21, 2021, the record date established for voting on the proposed Business Combination and the other proposals at the extraordinary general meeting. Shareholders are also able to obtain copies of the Proxy Statement/Prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Investors@soa-corp.com.

Participants in the Solicitation

SOAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SOAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in SOAC has been included in the Proxy Statement/Prospectus and is available at www.sec.gov. Additional information regarding the interests of such participants is contained in the Proxy Statement/Prospectus.

DeepGreen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SOAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Proxy Statement/Prospectus.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, without limitation, SOAC and DeepGreen’s expectations with respect to future performance, development of its estimated resources of battery metals, potential regulatory approvals, and anticipated financial impacts and other effects of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination, and the size and potential growth of current or future markets for the combined company’s supply of battery metals. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside SOAC’s and DeepGreen’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against SOAC and DeepGreen following the announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of SOAC and DeepGreen, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; the impact of COVID-19 on DeepGreen’s business and/or the ability of the parties to complete the proposed Business Combination; the inability to obtain or maintain the listing of the combined company’s shares on NYSE or Nasdaq following the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the commercial and technical feasibility of seafloor polymetallic nodule mining and processing; the supply and demand for battery metals; the future prices of battery metals; the timing and content of ISA’s exploitation regulations that will create the legal and technical framework for exploitation of polymetallic nodules in the Clarion Clipperton Zone; government regulation of deep seabed mining operations and changes in mining laws and regulations; environmental risks; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities; unanticipated reclamation expenses; claims and limitations on insurance coverage; the uncertainty in mineral resource estimates; the uncertainty in geological, hydrological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executive officers; and other risks and uncertainties indicated from time to time in the final prospectus of SOAC for its initial public offering and the Proxy Statement/Prospectus, including those under “Risk Factors” therein, and in SOAC’s other filings with the SEC. SOAC and DeepGreen caution that the foregoing list of factors is not exclusive. SOAC and DeepGreen caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SOAC and DeepGreen do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2021	SUSTAINABLE OPPORTUNITIES ACQUISITION CORP.

	By:	/s/ Scott Leonard
	Name:	Scott Leonard
	Title:	Chief Executive Officer